AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON NOVEMBER 2, 1998

                                             Registration No. 333-
=========================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                ---------------

                                    FORM S-3
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933

                                ---------------

                        TRANSAMERICA FINANCE CORPORATION
             (Exact name of registrant as specified in its charter)

                                ---------------

                    DELAWARE                             95-1077235
        (STATE OR OTHER JURISDICTION OF               (I.R.S. EMPLOYER
        INCORPORATION OR ORGANIZATION)             IDENTIFICATION NUMBER)

                             600 MONTGOMERY STREET
                        SAN FRANCISCO, CALIFORNIA 94111
                                 (415) 983-4000
  (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE, OF
                   REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                                ---------------

                                 AUSTIN D. KIM
                 VICE PRESIDENT, GENERAL COUNSEL AND SECRETARY
                        TRANSAMERICA FINANCE CORPORATION
                             600 MONTGOMERY STREET
                        SAN FRANCISCO, CALIFORNIA 94111
                                 (415) 983-4000
 (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE,
                             OF AGENT FOR SERVICE)

                                   Copies to:
          M. Peter Lillevand, Esq.                   Peter H. Darrow, Esq.
       Orrick Herrington & Sutcliffe LLP      Cleary, Gottlieb, Steen & Hamilton
       OLD FEDERAL RESERVE BANK BUILDING             ONE LIBERTY PLAZA
             400 SANSOME STREET                    NEW YORK, NEW YORK 10006
     SAN FRANCISCO, CALIFORNIA  94111-3143

        Approximate date of commencement of proposed sale to the public:
     From time to time after this Registration Statement becomes effective.

  If the only securities being registered on this form are being offered pursuant to dividend or interest reinvestment plans, please, check the following box. [ ]

  If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. [ ]

  If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [x] Registration No. 33-58365
              -------------------------

  If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ] __________

  If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]

                        CALCULATION OF REGISTRATION FEE

====================================================================================================================
                                         AMOUNT           PROPOSED                PROPOSED             AMOUNT OF
     TITLE OF EACH CLASS OF              TO BE        MAXIMUM OFFERING        MAXIMUM AGGREGATE      REGISTRATION
  SECURITIES TO BE REGISTERED        REGISTERED(1)    PRICE PER SHARE(2)     OFFERING PRICE(1)(2)         FEE
--------------------------------------------------------------------------------------------------------------------

Senior and Subordinated Debt
  Securities and Warrants to
  Purchase Debt Securities......       $104,500,000         100%                 $104,500,000                $29,051
====================================================================================================================

(1) Or, (i) if any Debt Securities are issued at an original issue discount, such greater principal amount as shall result in an aggregate initial offering price equal to $104,500,000 United States dollars or (ii) if any Debt Securities or Warrants are issued with a principal amount denominated in a foreign currency or composite currency, such principal amount as shall result in an aggregate initial offering price equivalent to $104,500,000 United States dollars at the time of initial offering.
(2) Exclusive of accrued interest, if any. These figures are estimates made solely for the purpose of calculating the registration fee.



  THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933 OR UNTIL THIS REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.

================================================================================

                         INCORPORATION BY REFERENCE OF
                       REGISTRATION STATEMENT ON FORM S-3

                              (FILE NO. 33-58365)

     Transamerica Finance Corporation (the "Company") hereby incorporates by reference into this Registration Statement on Form S-3 in its entirety the Registration Statement on Form S-3 (File No. 33-58365) declared effective on April 5, 1995 by the Securities and Exchange Commission (the "Commission"), including each of the documents incorporated by reference therein and each of the documents filed by the Company with the Commission as exhibits thereto.

                                    PART II

                   INFORMATION NOT REQUIRED IN THE PROSPECTUS

ITEM 16.  EXHIBITS AND FINANCIAL STATEMENT SCHEDULES.

  (A)  EXHIBITS

EXHIBIT
NUMBER                             Exhibit
-------                            -------
 5.1        Opinion of Orrick, Herrington & Sutcliffe LLP as to legality of
            Debt Securities and Warrants, including consent.
23.1        Consent of Ernst & Young LLP.
23.2        Consent of Orrick, Herrington & Sutcliffe LLP (See Exhibit 5.1).
24          Powers of Attorney.

                                   SIGNATURES

  Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Francisco, State of California, on this 2nd day of November, 1998.

                              TRANSAMERICA FINANCE CORPORATION


                              By: /s/  ROBERT R. MCDUFF
                                  ------------------------------------
                                     Robert R. McDuff
                                  (Senior Vice President and Treasurer)


                               POWER OF ATTORNEY

  Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

                 SIGNATURE                                     CAPACITY                              DATE
                 ---------                                     --------                              ----
Principal Executive Officer and Director:

                        *                       President, Chief Executive Officer and         November 2, 1998
-------------------------------------------                    Director
Robert A. Watson

PRINCIPAL FINANCIAL OFFICER:


/s/ ROBERT R. MCDUFF                              Senior Vice President and Treasurer          November 2, 1998
-------------------------------------------
Robert R. McDuff

PRINCIPAL ACCOUNTING OFFICER:

/s/ BURTON E. BROOME                                Vice President and Controller              November 2, 1998
-------------------------------------------
Burton E. Broome

DIRECTORS:

                      *                                        Director                        November 2, 1998
-------------------------------------------
Thomas J. Cusack

                      *                                        Director                        November 2, 1998
-------------------------------------------
Edgar H. Grubb

                      *                                        Director                        November 2, 1998
-------------------------------------------
Frank C. Herringer

                      *                                        Director                        November 2, 1998
-------------------------------------------
Steven A. Read

                      *                                        Director                        November 2, 1998
-------------------------------------------
Charles E. Tingley

                 SIGNATURE                                     CAPACITY                              DATE
                 ---------                                     --------                              ----
                      *                                        Director                        November 2, 1998
-------------------------------------------
Mitchell F. Vernick

*By: /s/ PHILIP RICE
    ---------------------------------------
     Philip Rice
     Attorney-in-fact

                                 EXHIBIT INDEX

EXHIBIT
NUMBER                             Exhibit                               Page
-------                            -------                               ----
 5.1        Opinion of Orrick, Herrington & Sutcliffe LLP as to
            legality of Debt Securities and Warrants, including consent.
23.1        Consent of Ernst & Young LLP.
23.2        Consent of Orrick, Herrington & Sutcliffe LLP
            (See Exhibit 5.1).
24          Powers of Attorney.